PREFACE TO THE LINCOLN NATIONAL FUNDS PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc. (Money Market)

Lincoln National Social Awareness Fund, Inc. (Social Awareness)

Each fund has its own Prospectus that describes the fund and its investment objective. We refer to each of the funds as a fund and to all of the funds together as the funds.

Each fund sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life insurance contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under your contract.

Each fund Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in one or more of the funds. You can find information unique to each fund in that fund's Prospectus. You can find information common to all funds in the General Prospectus Disclosure following the individual fund Prospectuses.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if these prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what these Prospectuses state. These Prospectuses do not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

Prospectuses dated May 1, 1999

                                                                           P/D-1

DIRECTORY FOR THE FUND PROSPECTUS

SUBJECT                                      PAGE
----------------------------------------------------
PREFACE
SUMMARY DESCRIPTION OF THE FUND

Bond                                             B-1
Growth and Income                               GI-1
Managed                                          M-1
Money Market                                    MM-1
Social Awareness                                SA-1
----------------------------------------------------
FEE TABLE

Bond                                           GPD-2
Growth and Income                              GPD-2
Managed                                        GPD-2
Money Market                                   GPD-2
Social Awareness                               GPD-2
Special Opportunities                          GPD-2
----------------------------------------------------
INVESTMENT STRATEGIES

Bond                                             B-2
Growth and Income                               GI-1
International                                    I-2
Managed                                          M-2
Money Market                                    MM-1
Social Awareness                                SA-2
Special Opportunities                           SO-1
----------------------------------------------------
RISKS OF INVESTMENT STRATEGIES

Bond                                             B-3
Growth and Income                               GI-2
Managed                                          M-4
Money Market                                    MM-2
Social Awareness                                SA-3

SUBJECT                                      PAGE
----------------------------------------------------
INVESTMENT ADVISER AND PORTFOLIO MANAGER

Bond                                             B-4
Growth and Income                               GI-3
Managed                                          M-6
Money Market                                    MM-2
Social Awareness                                SA-3
Special Opportunities                           SO-3
----------------------------------------------------
GENERAL PROSPECTUS DISCLOSURE --
IMPORTANT ADDITIONAL INFORMATION

Net asset value                                GPD-1
Management of the funds                        GPD-1
Purchase and redemption of fund shares         GPD-2
Distributions and federal income tax
considerations                                 GPD-3
Management discussion of fund performance      GPD-3
Financial highlights                           GPD-4
General Information                            GPD-5
Preparing for year 2000                        GPD-5


P/D-2

LINCOLN NATIONAL
BOND FUND, INC.

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy. The fund pursues this objective primarily by buying and holding (investing in) a diverse group of domestic fixed income securities (debt obligations). These securities include high-quality investment-grade bonds issued by U.S. corporations, obligations issued or guaranteed by the U.S. Government, and securities backed by mortgages on real estate (mortgage-backed securities). The fund also invests in medium-grade corporate bonds. The fund also invests a small percentage of assets in corporate bonds rated lower than medium-grade (junk bonds) and high-quality U.S. dollar-denominated foreign debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years).

The fund's investment strategy is:

- to determine appropriate levels of interest rate risk and credit risk for the fund, based on U.S. and world economic developments, and

- then hold a diverse group of debt obligations that offer the most attractive yields given the anticipated environment.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates and you could lose money (interest rate risk);

- issuers of the debt obligations held by the fund could fail to make interest or principal payments on time, causing the value of those debt obligations -- and, therefore, the value of the fund's shares -- to fall (credit risk);

- the amount of current income generated by the fund will fluctuate with changes in current interest rates, and generally will fall as current interest rates fall;

- the value of the mortgage-backed securities held by the fund -- and therefore, the value of the fund's shares -- may fluctuate with changes in interest rates more widely than the value of investment-grade debt obligations;

- because the fund invests a small amount in junk bonds, the fund involves more risk of loss than that normally associated with a bond fund that invests only in investment-grade debt obligations; and

- because the fund holds a small amount of high-quality dollar-denominated foreign debt obligations, the fund involves more risk of loss from foreign government or political actions than that normally associated with a bond fund that does not invest in foreign debt obligations.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return
1989                                     13.07%
1990                                      6.64%
1991                                     17.21%
1992                                      7.84%
1993                                     12.26%
1994                                     -4.18%
1995                                     18.95%
1996                                      2.31%
1997                                      9.30%
1998                                      9.56%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 1991 at: 9.52%.

The fund's lowest return for a quarter occurred in the first quarter of 1994 at:
(-3.37%).

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)

                                                Lehman Brothers
                                                Government/
                                                Corporate
Period Back                              Bond   Bond Index*
--------------------------------------------------------------------
1 year                                    9.56%        9.47%
5 year                                    6.91%        7.30%
10 year                                   9.10%        9.34%

 * The Lehman Brothers Government/Corporate Bond Index is Lehman Brothers' index of U.S. Government and corporate bonds, a widely-recognized unmanaged index of domestic bond prices.

INVESTMENT STRATEGIES

The investment objective of the fund is maximum current income consistent with a prudent investment strategy.

The fund pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). (A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation.) The fund will invest primarily in a combination of:

- high-quality investment-grade corporate bonds;

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

- mortgage-backed securities.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. (See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of these two entities, and a description of U.S. government obligations.) Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of

- corporate bonds rated lower than medium-grade (junk bonds);

- dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and

- high-quality dollar-denominated debt obligations of foreign corporations.

The fund's investment process centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of the gross domestic product, inflation, unemployment, and other economic statistics, and possible changes in the U.S. credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors the U.S. credit cycle by analyzing economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for the fund.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. (Duration is the change in value of a debt obligation resulting from a 1% change in interest rates.) Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of a credit rating upgrade or downgrade, the debt obligation's resale value, and any prepayment options.

The fund expects its annual portfolio turnover rate to be 100% or less in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Market conditions could result in a greater degree of market activity and a portfolio turnover rate as high as 150%. High turnover could increase fund expenses. The fund's portfolio turnover rate was 51.33% in 1998 and 56.16% in 1997.

OTHER STRATEGIES

The fund may invest in money market instruments as a temporary defensive strategy. The fund, in doing so, would likely not be pursuing its investment objective. The fund also may hold cash for liquidity purposes while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares held under your contract -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund are junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even high-quality debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall. (See the SAI Appendix for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)

Additionally, as of January 1, 1999, several European countries began participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Additional European countries may elect to participate. Funds investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle both the implementation of this single currency and the prospect of the adoption of the Euro by additional countries in the future.

You may consider choosing this fund for investing some portion of your contract assets (1) if you are seeking the possibility of higher current income than what may be offered by other lower risk investment vehicles, such as U.S. treasury notes and money market mutual funds and (2) as long as you are comfortable with the risks associated with investing in the fund, including those risks associated with the fund's small investment in junk bonds and debt obligations of foreign governments and companies.

INVESTMENT ADVISOR AND PORTFOLIO MANAGER

The fund's investment advisor is Lincoln Investment Management. Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment advisor."

David C. Fischer, Vice President of Lincoln Investment, manages the fund. Mr. Fischer has managed the fund since January 1, 1998, and has been a fixed income portfolio generalist for Lincoln Investment since 1993. From 1988-1993, Mr. Fischer led Lincoln Investment's mortgage-backed and asset-backed trading and portfolio management functions. Mr. Fischer holds a MBA from Indiana University, and is a Chartered Financial Analyst and Certified Public Accountant.

LINCOLN NATIONAL
CAPITAL APPRECIATION FUND, INC.

SUMMARY DESCRIPTION
OF THE FUND

The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital (as measured by the change in the value of fund shares over a period of three years or longer) in a manner consistent with the preservation of capital. The fund pursues its investment objective primarily by buying and holding (investing in) equity securities (stocks). The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. The fund may also invest in medium-sized U.S. companies (market capitalizations greater than $1 billion but less than $5 billion) and small-sized U.S. companies (market capitalizations less than $1 billion). Additionally, the fund may invest in foreign stocks (stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States.)

The fund's investment strategy is to invest in stocks of companies with earnings growth potential that may not be recognized by the market at large. In selecting investments, the fund places no emphasis on earning income.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- investing in the stocks of small and medium-sized, less mature, lesser-known companies involves more risk than that normally associated with investing in the stocks of larger, more mature, well-known companies, including greater and more rapid fluctuations in the value of these stocks and, therefore, the fund's shares; and

- investing in securities of foreign issuers involves greater risks than investing in U.S. securities, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one year and the fund's lifetime compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return (%)
1994                                          2.71%
1995                                         28.69%
1996                                         18.02%
1997                                         25.29%
1998                                         37.96%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%

The fund's lowest return for a quarter occurred in the third quarter of 1998 at:
(11.32)%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)

PERIOD BACK                              CAPITAL APPRECIATION   S&P 500*
------------------------------------------------------------------------
1 year                                           37.96%           28.76%
5 year                                             N/A              N/A
10 year                                            N/A              N/A
Lifetime**                                       21.94%           24.15%

 * The S&P 500 is the Standard and Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

** The fund's lifetime began January 3, 1994. Lifetime Index Performance, however, began January 1, 1994.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term term growth of capital (as measured by increasing the value of fund shares over a period of three years or longer) in a manner consistent with the preservation of capital. The fund pursues its investment objective primarily by buying and holding (investing in) equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 1998, the average market capitalization of the Standard & Poor's 500 Composite Stock Index (S&P 500 Index), a broad based market index representative of larger, typically more financially stable companies, was $87 billion.)

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies -- such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning income, and any income earned on the fund's investments is incidental to the fund's investment objective.

The fund expects its annual portfolio turnover rate not to exceed approximately 200% in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High turnover could increase fund expenses. The fund's portfolio turnover rate was 77.99% in 1998 and 137.07% in 1997.

OTHER STRATEGIES

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. Additionally, the fund may hold cash or invest in short-term investments when the fund is unable to locate attractive investment opportunities. When a fund's investment in cash or similar investments increases, it may not participate in market advances or declines to the same extent that it would if the fund remained more fully invested in stocks. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money. Because the fund invests in stocks of a broad range of companies, the value of the Fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small-and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments -- and, therefore, the value of the fund's shares -- to fluctuate, and you could lose money.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S. (See the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)

Additionally, as of January 1, 1999, several European countries began participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Additional European countries may elect to participate. FUNDS investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle both the implementation of this single currency and the prospect of the adoption of the Euro by additional countries in the future.

You may consider choosing this fund for investing some portion of your contract assets if (1) you are seeking a long-term (over three years) investment primarily in stocks of a broad range of companies, and (2) you are comfortable with the risks of investing on stocks, including the additional risks of investing in foreign stocks and stocks of small- and medium-sized companies.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The fund's investment adviser is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment adviser." Lincoln Investment is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-adviser, Janus Capital Corporation (Janus). Janus' address is 100 Fillmore Street, Denver, Colorado 80206.

Janus is responsible for the day-to-day management of the fund's investments. Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 28 years. James P. Craig, Vice Chairman, Chief Investment Officer and a Director of Janus, manages the fund. Mr. Craig has been active in investment management since 1981, and with Janus since 1983. He holds a Master's Degree in finance from the Wharton School, University of Pennsylvania.

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CA-4

LINCOLN NATIONAL
EQUITY-INCOME FUND, INC.

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities. The fund pursues this objective primarily by investing in a diverse group of stocks that pay dividends (income-producing stocks). When selecting securities, the fund also considers the potential for obtaining long-term growth of capital (capital appreciation). The fund tends to invest in income-producing stocks of large-sized "value" companies: companies with market capitalizations of more than $5 billion, that tend to be inexpensive relative to their earnings or assets compared to other types of stocks (value stocks). The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the Standard & Poor's 500 Composite Stock Index (S&P 500) .

The fund's primary investment strategies include

- investing at least 65% of the fund's total assets in income-producing equity securities;

- potentially investing in other types of equity securities and fixed-income securities (debt obligations), including lower-quality debt obligations such as junk bonds;

- investing in both U.S. and foreign securities; and

- using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- value stocks can perform differently than (1) the stock market as a whole and
  (2) other types of stocks, and can continue to be undervalued in the market for long periods of time;

- companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons;
- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk);

- because the fund may invest lower-quality debt obligations such as junk bonds, the fund involves more interest rate risk and credit risk -- and, therefore, more risk of loss; and

- investing in securities of foreign issuers involves greater risks than investing in U.S. securities, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one year and the fund's lifetime compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return
1994                                      5.65%
1995                                     34.74%
1996                                     19.81%
1997                                     30.67%
1998                                     12.73%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1997 at: 15.50%

The fund's lowest return for a quarter occurred in the third quarter of 1998 at:
(-12.59)%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)

PERIOD BACK                             EQUITY-INCOME S&P 500*
-----------------------------------------------------------------
1 year                                       12.73%       28.76%
5 year                                          N/A          N/A
10 year                                         N/A          N/A
Lifetime**                                    20.23        24.15

 * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

** The fund's lifetime began January 3, 1994. Lifetime Index Performance, however, began January 1, 1994.

INVESTMENT STRATEGIES

The investment objective of the fund is to seek reasonable income by investing primarily in income-producing equity securities. Equity securities include stocks (common stocks), preferred stock, and debt obligations and warrants convertible into stocks. When selecting securities, the fund also considers the potential for obtaining capital appreciation, as measured by the change in the value of the security over time.

The fund pursues its objective primarily by investing in a diverse group of income-producing securities. The fund tends to invest in income-producing stocks of large-sized "value" companies. The fund, however, is not required to use any particular investment style when selecting investments. For these purposes, large-size companies have market capitalizations of more than $5 billion. (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of the date December 31, 1998, the average market capitalization of the S&P 500, a broad based market index representative of larger, typically more financially stable companies, was $87 billion.) Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks.

Further, the fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.

The fund's primary investment strategies include

- normally investing at least 65% of the fund's total assets in income-producing equity securities;

- potentially investing in other types of equity securities and debt obligations, including lower-quality debt obligations (junk bonds); and

- investing in both U.S. and foreign securities.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset--backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. (Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.)

Further, the fund may invest in securities of U.S. or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

When buying and selling securities, the fund relies on fundamental analysis of each issuer. (A company's fundamentals refers to items related to the company's financial condition or its competitiveness.) The fund assesses each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.

OTHER STRATEGIES

The fund also may use other investment strategies to pursue its investment objective. The fund also may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

As a temporary defensive strategy, the fund may invest in securities such as investment-grade bonds, high-quality preferred stocks, and short-term notes. To the extent the fund uses a temporary defensive strategy, it would not be using its primary investment strategies. The fund may use a temporary defensive strategy in response to market, economic, political or other conditions.

RISKS OF INVESTMENT STRATEGIES

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments -- and, therefore, the value of the fund's shares -- to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S. (See the General SAI Disclosure, for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)

Additionally, as of January 1, 1999, several European countries began participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Additional European countries may elect to participate. Funds investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle both the implementation of this single currency and the prospect of the adoption of the Euro by additional countries in the future.

You may consider choosing the fund for investing some portion of your contract assets if (1) you are seeking reasonable income and some capital appreciation by investing in stocks, and (2) you are comfortable with the risks associated with investing in value stocks and other types of equity securities and debt obligations, as well as the other risks of investing in the fund.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The fund's investment adviser is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment adviser."

Lincoln Investment is responsible for overall management of the fund's investments. This includes monitoring the fund's sub-adviser, Fidelity Management Trust Co. (Fidelity Trust). Fidelity Trust is responsible for the day-to-day management of the fund's investments. As of January 31, 1999, Fidelity Trust had $60 billion in discretionary assets under management.

Fidelity Trust has served as the fund's sub-adviser since 1993. Stephen DuFour is a vice president of Fidelity Trust and portfolio manager of the Fund. Currently, Mr. DuFour also manages the equity portion of the Fidelity Balanced Fund and serves as sector leader for the natural resources equity research group. Since 1993, Mr. DuFour served as Portfolio Manager with Fidelity Management and Research Company. Mr. DuFour joined Fidelity Management and Research Company as an analyst in 1992, after earning his MBA from the University of Chicago.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

LINCOLN NATIONAL
MONEY MARKET FUND, INC.

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the Lincoln National Money Market Fund (fund) is to maximize current income while (1) maintaining a stable value of your shares (providing stability of net asset value) and (2) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high quality short-term money market securities. These securities include obligations issued or guaranteed by the U.S. Government, obligations of U.S. financial institutions and other entities, and debt obligations issued by U.S. corporations.

The fund's investment strategy is to seek money market securities that provide the most attractive yields. As a general matter, the fund will invest (1) at most 5% of the fund's assets in the money market securities of any one issuer and (2) at most 25% of the fund's assets in the money market securities issued by companies in any one industry.

The main investment risks of choosing to invest your contact assets in the fund are as follows:

- the amount of current income generated by the fund will fluctuate based on changes in current interest rates; and

- an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of its shares at $10.00 per share, it is possible to lose money by investing in the fund.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- the fund's highest and lowest returns for one quarter.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return
1989                                      9.09%
1990                                      7.94%
1991                                      5.79%
1992                                      3.48%
1993                                      2.76%
1994                                      3.82%
1995                                      5.67%
1996                                      5.07%
1997                                      5.13%
1998                                      5.10%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1989 at: 2.40%.

The fund's lowest return for a quarter occurred in the third quarter of 1993 at:
0.67%.

The fund's 7-day yield ending December 31, 1998 was 4.62%.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)

PERIOD BACK                              MONEY MARKET
-----------------------------------------------------
1 year                                        5.10%
5 year                                        4.96%
10 year                                       5.37%

INVESTMENT STRATEGIES

The investment objective of the fund is to maximize current income while providing stability of the value of the fund's shares and preservation of capital. The fund intends to maintain a stable value for its shares of $10.00 per share.

The fund pursues its objective by investing in a diversified portfolio of high quality short-term money market securities that mature within one year from date of purchase. These money market obligations include:

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (government securities);

- obligations (including certificates of deposit, bankers' acceptances and time deposits) of any U.S. bank or other U.S. financial institution that is a member of the Federal Reserve System, the Federal Deposit Insurance Corp.
  (FDIC) or the Federal Savings and Loan Insurance Corp. (FSLIC), including obligations of foreign branches of those members, and of any U.S. branch of a foreign bank; and

- commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

The fund's SAI provides a more detailed description of these and other money market securities that the fund may purchase.

The fund maintains a cumulative average portfolio maturity of no greater than 90 days. The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. ( See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp.) The fund will invest at least 95% of its assets in (a) government securities and (b) money market securities rated in the highest rating category, or judged by the fund to be of comparable quality.

When selecting money market securities, the fund considers the Federal Reserve Board's current policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. As a general matter, the fund invests:

- at most 5% of the fund's assets in the money market securities of any one issuer, and

- at most 25% of the fund's assets in the money market securities issued by companies in any one industry.

These limits, however, do not apply to money market securities issued by the U.S. Government, its agencies and instrumentalities. Banks (excluding foreign branches of U.S. banks or U.S. branches of foreign banks) are not considered an industry for purposes of the second limitation.

The fund intends to hold its money market securities until maturity, and to reinvest the proceeds from maturing securities into other money market securities. The fund may sell a security prior to maturity to provide needed liquidity or to improve the yield or credit quality of the portfolio.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in the fund involves interest rate risk -- the risk that the amount of income earned by the fund will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income earned by the fund, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the fund will also fall and (2) similarly, as short term interest rates rise, the level of income generated by the fund will also rise.

The fund is managed with an objective of keeping the value of the fund's shares stable at $10.00 per share. However, the value of the fund's shares is neither insured nor guaranteed by the U.S. Government. Accordingly, there is no guarantee that the fund will be able to maintain the value of its shares at $10.00 per share. The fund's shares, however, are considered to be a relatively low risk investment, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity is no greater than 90 days.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking to earn current income and preserve your initial investment, and (2) as long as you are comfortable with an investment that is neither insured nor guaranteed by the U.S. Government.

INVESTMENT ADVISOR AND PORTFOLIO MANAGER

The fund's investment advisor is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment advisor."

Jil Schoeff Lindholm of Lincoln Investment manages the fund. Ms. Lindholm has been a Short-Term Investment Manager with Lincoln Investment since 1995. She was a GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds a MBA from Indiana University.

LINCOLN NATIONAL
SOCIAL AWARENESS FUND, INC.

SUMMARY DESCRIPTION
OF THE FUND

The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer). The fund pursues this objective primarily by buying and holding (investing in) a diverse group of equity securities (stocks) of large-sized U.S. companies that meet the fund's social standards: companies with market capitalizations of more than $5 billion. The fund also holds some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion.

The fund's investment strategy is to invest in stocks of established companies believed to:

- be undervalued in the market relative to other companies in an industry, and

- show growth potential significantly greater than the average expected growth rate of companies in the same industry.

The fund's secondary investment strategy places some emphasis on providing income (dividends and interest).

All companies must meet the fund's social standards. The companies may not:

- damage the natural environment;

- have significant involvement with nuclear power, military weapons, liquor, tobacco or gambling; or

- use animal testing to develop new cosmetic or personal care products.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- the value of the fund's stock investments -- and, therefore, the value of the fund's shares -- will fluctuate over the long-term (3 years or more) in line with broad stock market indices, such as the Standard & Poor's 500 Composite Stock Index (S&P 500); and

- the fund's social standards strategy can cause the value of the fund's shares to fluctuate independently of broad stock market indices over short-term periods (1-3 years), and cause the fund to miss opportunities to invest in companies, industries or segments of the U.S. economy providing superior performance.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return
1989                                     31.18%
1990                                     -4.30%
1991                                     37.22%
1992                                      3.60%
1993                                     13.56%
1994                                      0.19%
1995                                     42.83%
1996                                     28.94%
1997                                     37.53%
1998                                     19.89%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 1990 at:
(-17.85)%.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)

PERIOD BACK                              SOCIAL AWARENESS   S&P 500*
--------------------------------------------------------------------
1 year                                         19.89%         28.76%
5 year                                         24.92%         24.15%
10 year                                        19.95%         19.22%

 * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term capital appreciation.

The fund pursues this objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 1998, the average market capitalization of the S&P 500, a broad based market index representative of larger, typically more financially stable companies, was $87 billion.)

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

- a "growth" oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

- a "value" oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

- show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

- be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

- a long history of profit growth and dividend payment, and

- a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the S&P 500, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment, if a possible new investment appears significantly more attractive under the fund's investment criteria.

SOCIAL STANDARDS

The fund will not knowingly buy or hold stocks of companies that engage in:

- activities that result, or are likely to result, in damage to the natural environment;

- production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;

- manufacture of, or contracting for, military weapons;

- liquor, tobacco or gambling businesses; and/or

- the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund, its advisor and sub-advisor will not determine which stocks meet the fund's social standards. Instead, the fund will rely on the Social Investment Research provided by Kinder, Lydenberg, Domini & Co., Inc. (KLD), located in Cambridge, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on (1) their size or (2) other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

PERIOD OF DISINVESTMENT

At times, the fund may hold stocks that do not meet the fund's social standards, because either (1) the stocks ceased meeting the social standards after the fund bought them or (2) the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period, if the advisor or sub-advisor believes that it would avoid a significant loss to the overall value of the fund's investments.

OTHER STRATEGIES

The fund may invest in money market instruments and hold a portion of its assets in cash for liquidity purposes, as a temporary defensive strategy. The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund, in doing so, would not be pursuing its investment objective. The fund also may hold cash or money market instruments while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (1) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (2) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking the possibility of long-term capital appreciation, with some emphasis on providing income, and (2) so long as you are comfortable with the additional risks of the fund's using social standards to select investments.

INVESTMENT ADVISOR AND PORTFOLIO MANAGER

The fund's investment advisor is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment advisor." Lincoln Investment is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-advisor, Vantage Investment Advisors, Inc. (Vantage). Vantage's address is 630 5th Avenue, New York, New York 10111.

Vantage is responsible for the day-to-day management of the fund's securities investments. Vantage, founded in 1979, is a U.S. domestic equity manager with over $9 billion in assets under management. Vantage began managing the fund in 1988. Enrique Chang, Vantage's Chief Investment Officer, and Christopher Harvey, a Vice-President of Vantage, manage the fund.

Mr. Chang oversees the management of all of Vantage's equity portfolios and directs Vantage's quantitative research efforts. Prior to joining Vantage, Mr. Chang was an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman. He graduated from Fairleigh Dickinson University, and received an MBA in finance and quantitative analysis and an MS in statistics and operations research from New York University.

Mr. Harvey manages portfolios, conducts investment research and assists in equity trading for Vantage. Prior to joining Vantage, Mr. Harvey was a financial analyst with Merrill Lynch. He graduated Bucknell University and received an MBA from New York University.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

PREFACE TO THE LINCOLN NATIONAL FUNDS PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation)

Lincoln National Equity-Income Fund, Inc. (Equity Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc. (Money Market)

Lincoln National Social Awareness Fund, Inc. (Social Awareness)

Lincoln National Special Opportunities Fund, Inc. (Special Opportunities)

Each fund has its own Prospectus that describes the fund and its investment objective. We refer to each of the funds as a fund and to all of the funds together as the funds.

Each fund sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life insurance contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under your contract.

Each fund Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in one or more of the funds. You can find information unique to each fund in that fund's Prospectus. You can find information common to all funds in the General Prospectus Disclosure following the individual fund Prospectuses.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if these prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what these Prospectuses state. These Prospectuses do not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

Prospectuses dated May 1, 1999

                                                                           P/D-1

DIRECTORY FOR THE FUND PROSPECTUS

SUBJECT                                      PAGE
----------------------------------------------------
PREFACE
SUMMARY DESCRIPTION OF THE FUND
Aggressive Growth                               AG-1
Bond                                             B-1
Capital Appreciation                            CA-1
Equity-Income                                   EI-1
Global Asset Allocation                        GAA-1
Growth and Income                               GI-1
International                                    I-1
Managed                                          M-1
Money Market                                    MM-1
Social Awareness                                SA-1
Special Opportunities                           SO-1
----------------------------------------------------
FEE TABLE
Aggressive Growth                              GPD-2
Bond                                           GPD-2
Capital Appreciation                           GPD-2
Equity-Income                                  GPD-2
Global Asset Allocation                        GPD-2
Growth and Income                              GPD-2
International                                  GPD-2
Managed                                        GPD-2
Money Market                                   GPD-2
Social Awareness                               GPD-2
Special Opportunities                          GPD-2
----------------------------------------------------
INVESTMENT STRATEGIES
Aggressive Growth                               AG-2
Bond                                             B-2
Capital Appreciation                            CA-1
Equity-Income                                   EI-2
Global Asset Allocation                        GAA-2
Growth and Income                               GI-1
International                                    I-2
Managed                                          M-2
Money Market                                    MM-1
Social Awareness                                SA-2
Special Opportunities                           SO-1

SUBJECT                                      PAGE
----------------------------------------------------
RISKS OF INVESTMENT STRATEGIES
Aggressive Growth                               AG-2
Bond                                             B-3
Capital Appreciation                            CA-2
Equity-Income                                   EI-2
Global Asset Allocation                        GAA-4
Growth and Income                               GI-2
International                                    I-3
Managed                                          M-4
Money Market                                    MM-2
Social Awareness                                SA-3
Special Opportunities                           SO-2
----------------------------------------------------
INVESTMENT ADVISER AND PORTFOLIO MANAGER
Aggressive Growth                               AG-3
Bond                                             B-4
Capital Appreciation                            CA-3
Equity-Income                                   EI-4
Global Asset Allocation                        GAA-6
Growth and Income                               GI-2
International                                    I-4
Managed                                          M-6
Money Market                                    MM-2
Social Awareness                                SA-3
Special Opportunities                           SO-3
----------------------------------------------------
GENERAL PROSPECTUS DISCLOSURE --
IMPORTANT ADDITIONAL INFORMATION
Net asset value                                GPD-1
Management of the funds                        GPD-1
Purchase and redemption of fund shares         GPD-2
Distributions and federal income tax
considerations                                 GPD-3
Management discussion of fund performance      GPD-3
Financial highlights                           GPD-4
General Information                            GPD-5
Preparing for year 2000                        GPD-6


P/D-2

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, except the Money Market Fund, determines its nav by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.

MONEY MARKET FUND. The Money Market Fund determines its NAV by the amortized cost method of valuation provided by SEC Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, the fund's nav must fairly reflect market value.

See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

MANAGEMENT OF THE FUNDS

Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

INVESTMENT ADVISOR. Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to each fund. Its headquarters are at 200 East Berry Street, Fort Wayne, Indiana 46802.

The advisor has registered with the SEC as an investment advisor and acted as an investment advisor to mutual Funds for over 40 years. The advisor also acts as
(1) investment advisor to Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc., closed-end investment companies, and (2) sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The advisor is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding

                                                                           GPD-1
company organized under Indiana law. LNC, through its subsidiaries, provides life insurance and annuities, property-casualty insurance, reinsurance and financial services.

Directors, officers and employees of the advisor and each fund may engage in personal securities transactions, subject to restrictions and procedures of the Code of Ethics adopted by the advisor and each fund. The restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

The advisor, either directly or through a sub-advisor, provides portfolio management and investment advice to each fund and administers each fund's other affairs, subject to the supervision of each fund's Board of Directors.
Some of the funds using sub-advisors have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisors. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays the advisor a monthly fee for the advisor's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:

FUND                                                  ...OF AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------


1998 ADVISORY FEES
FUND                                    1998 RATIO OF THE ADVISOR'S COMPENSATION TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                    .73%
Bond                                                                  .44
Capital Appreciation                                                  .75
Equity-Income                                                         .72
Global Asset Allocation                                               .72
Growth & Income                                                       .31
International                                                         .79
Managed                                                               .36
Money Market                                                          .48
Social Awareness                                                      .34
Special Opportunities                                                 .36

--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock only to Lincoln Life. Lincoln Life holds the fund shares in separate accounts (variable accounts) that support various Lincoln Life variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their nav next determined after Lincoln Life receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life for its own account at the nav next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.

The fund normally pays for shares redeemed within seven days after Lincoln Life receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

GPD-2

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholder of the funds is Lincoln Life. Consequently, this Appendix does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the variable account.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the annual report, which is available upon request.

                          INCOME (LOSS) FROM       LESS DIVIDENDS
                        INVESTMENT OPERATIONS          FROM:
                                                                                                        RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET              UNREALIZED                                     NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL              NET              ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/98    $16.385    0.001    (0.810)  (0.809)  (0.023)  (2.186)   (2.209) $13.367   (6.20%)   0.81%  0.01%   102.33%  $335,366
12/31/97    $13.980    0.023     3.055    3.078     --     (0.673)   (0.673) $16.385   23.09%    0.81%  0.16%   105.07%  $342,763
12/31/96    $12.183    0.004     1.989    1.993   (0.004)  (0.192)   (0.196) $13.980   17.02%    0.82%  0.03%    77.51%  $242,609
12/31/95    $ 9.048    0.007     3.135    3.142   (0.007)    --      (0.007) $12.183   34.15%    0.94%  0.06%    85.82%  $138,471
12/31/94(1) $10.000    0.019    (0.952)  (0.933)  (0.019)    --      (0.019) $ 9.048   (9.37%)   1.11%  0.21%   100.31%  $60,697
Lincoln National Bond Fund, Inc.
12/31/98    $12.861    0.662     0.494    1.156   (1.328)    --      (1.328) $12.689    9.56%    0.52%  5.90%    51.33%  $363,808
12/31/97    $11.766    0.785     0.310    1.095     --       --       --     $12.861    9.30%    0.53%  6.45%    56.16%  $280,383
12/31/96    $12.247    0.767    (0.481)   0.286   (0.767)    --      (0.767) $11.766    2.31%    0.51%  6.56%   142.19%  $253,328
12/31/95    $10.941    0.803     1.306    2.109   (0.803)    --      (0.803) $12.247   18.95%    0.49%  6.90%   139.61%  $250,816
12/31/94    $12.693    0.741    (1.233)  (0.492)  (0.741)  (0.519)   (1.260) $10.941   (4.18%)   0.50%  6.40%   213.26%  $195,010
Lincoln National Capital Appreciation Fund, Inc.
12/31/98    $17.530   (0.003)    6.127    6.124   (0.050)  (1.832)   (1.882) $21.772   37.96%    0.83%  (0.01%)  77.99%  $770,736
12/31/97    $14.504    0.050     3.510    3.560     --     (0.534)   (0.534) $17.530   25.29%    0.89%  0.35%   137.07%  $451,036
12/31/96    $12.916    0.135     2.051    2.186   (0.135)  (0.463)   (0.598) $14.504   18.02%    0.93%  0.99%    92.73%  $267,242
12/31/95    $10.152    0.116     2.764    2.880   (0.116)    --      (0.116) $12.916   28.69%    1.07%  1.00%   195.63%  $127,936
12/31/94(1) $10.000    0.134     0.152    0.286   (0.134)    --      (0.134) $10.152    2.71%    1.18%  1.33%   185.28%  $52,904
Lincoln National Equity-Income Fund, Inc.
12/31/98    $20.118    0.282     2.204    2.486   (0.460)  (0.429)   (0.889) $21.715   12.73%    0.79%  1.40%    29.04%  $991,977
12/31/97    $15.780    0.229     4.511    4.740     --     (0.402)   (0.402) $20.118   30.67%    1.02%  1.46%    17.81%  $811,070
12/31/96    $13.507    0.288     2.451    2.739   (0.288)  (0.178)   (0.466) $15.780   19.81%    1.08%  1.99%    22.17%  $457,153
12/31/95    $10.335    0.275     3.218    3.493   (0.275)  (0.046)   (0.321) $13.507   34.74%    1.15%  2.27%    27.81%  $238,771
12/31/94(1) $10.000    0.258     0.335    0.593   (0.258)    --      (0.258) $10.335    5.65%    1.26%  2.48%    33.40%  $78,861
Lincoln National Global Asset Allocation Fund, Inc.
12/31/98    $15.628    0.357     1.585    1.942   (0.589)  (1.222)   (1.811) $15.759   13.50%    0.91%  2.36%   133.84%  $490,154
12/31/97    $14.226    0.383     2.205    2.588     --     (1.186)   (1.186) $15.628   19.47%    0.89%  2.77%   178.40%  $438,090
12/31/96    $13.391    0.392     1.522    1.914   (0.392)  (0.687)   (1.079) $14.226   15.04%    1.00%  2.93%   167.33%  $316,051
12/31/95    $11.144    0.412     2.247    2.659   (0.412)    --      (0.412) $13.391   23.95%    0.92%  3.36%   146.49%  $248,772
12/31/94    $12.502    0.349    (0.702)  (0.353)  (0.349)  (0.656)   (1.005) $11.144   (1.82%)   1.06%  3.07%   134.33%  $195,697
Lincoln National Growth and Income Fund, Inc.
12/31/98    $41.949    0.607     7.371    7.978   (1.164)  (2.475)   (3.639) $46.288   20.33%    0.35%  1.44%    33.55%  $4,263,557
12/31/97    $33.110    0.649     9.331    9.980     --     (1.141)   (1.141) $41.949   30.93%    0.35%  1.79%    32.09%  $3,540,862
12/31/96    $29.756    0.683     4.943    5.626   (0.683)  (1.589)   (2.272) $33.110   18.76%    0.36%  2.23%    46.70%  $2,465,224
12/31/95    $23.297    0.701     7.680    8.381   (0.701)  (1.221)   (1.922) $29.756   38.81%    0.35%  2.64%    51.76%  $1,833,450
12/31/94    $24.693    0.668    (0.428)   0.240   (0.668)  (0.968)   (1.636) $23.297    1.32%    0.37%  2.85%    76.34%  $1,161,324
Lincoln National International Fund, Inc.
12/31/98    $14.673    0.253     1.838    2.091   (0.189)  (0.593)   (0.782) $15.982   14.65%    0.93%  1.63%   123.11%  $501,654
12/31/97    $14.556    0.066     0.771    0.837     --     (0.720)   (0.720) $14.673    6.00%    0.93%  0.44%    77.58%  $466,229
12/31/96    $13.398    0.071     1.244    1.315   (0.071)  (0.086)   (0.157) $14.556    9.52%    1.19%  0.51%    68.67%  $440,375
12/31/95    $13.027    0.069     0.892    0.961   (0.069)  (0.521)   (0.590) $13.398    8.89%    1.27%  0.59%    63.15%  $358,391
12/31/94    $12.642    0.033     0.385    0.418   (0.033)    --      (0.033) $13.027    3.28%    1.24%  0.25%    52.78%  $316,350

GPD-4

                          INCOME (LOSS) FROM       LESS DIVIDENDS
                        INVESTMENT OPERATIONS          FROM:
                                                                                                        RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET              UNREALIZED                                     NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL              NET              ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Managed Fund, Inc.
12/31/98    $19.304    0.599     1.632    2.231   (1.162)  (1.402)   (2.564) $18.971   12.72%    0.42%  3.31%    57.36%  $965,486
12/31/97    $16.266    0.661     2.811    3.472     --     (0.434)   (0.434) $19.304   21.82%    0.42%  3.77%    53.40%  $850,646
12/31/96    $15.895    0.628     1.291    1.919   (0.628)  (0.920)   (1.548) $16.266   12.05%    0.43%  4.05%   108.86%  $675,740
12/31/95    $12.783    0.623     3.132    3.755   (0.623)  (0.020)   (0.643) $15.895   29.29%    0.43%  4.37%   112.52%  $589,165
12/31/94    $14.152    0.628    (0.814)  (0.186)  (0.628)  (0.555)   (1.183) $12.783   (1.84%)   0.44%  4.45%   160.79%  $442,140

                                                                           GPD-5

                          INCOME (LOSS) FROM                                                            RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET      INVESTMENT OPERATIONS UNREALIZED  LESS DIVIDENDS       NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL        FROM:   NET            ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/98    $10.000    0.497       N/A    0.497   (0.497 )    N/A    (0.497) $10.000    5.10 %   0.58 % 4.97 %     N/A   $137,062
12/31/97    $10.000    0.501       N/A    0.501   (0.501)     N/A    (0.501) $10.000    5.13%    0.59%  5.01%      N/A   $89,227
12/31/96    $10.000    0.505       N/A    0.505   (0.505)     N/A    (0.505) $10.000    5.07%    0.57%  5.07%      N/A   $90,358
12/31/95    $10.000    0.570       N/A    0.570   (0.570)     N/A    (0.570) $10.000    5.67%    0.52%  5.67%      N/A   $75,319
12/31/94    $10.000    0.381       N/A    0.381   (0.381)     N/A    (0.381) $10.000    3.82%    0.52%  3.82%      N/A   $77,177
Lincoln National Social Awareness Fund, Inc.
12/31/98    $35.657    0.367     6.414    6.781   (0.672)  (1.483)   (2.155) $40.283   19.89%    0.38%  1.10%    37.55%  $1,868,231
12/31/97    $27.316    0.364     9.447    9.811     --     (1.470)   (1.470) $35.657   37.53%    0.41%  1.37%    34.84%  $1,255,494
12/31/96    $22.590    0.389     5.748    6.137   (0.389)  (1.022)   (1.411) $27.316   28.94%    0.46%  1.58%    45.90%  $636,595
12/31/95    $16.642    0.432     6.491    6.923   (0.432)  (0.543)   (0.975) $22.590   42.83%    0.50%  2.21%    54.02%  $297,983
12/31/94    $17.915    0.377    (0.461)  (0.084)  (0.377)  (0.812)   (1.189) $16.642    0.19%    0.53%  2.22%    64.97%  $163,514
Lincoln National Special Opportunities Fund, Inc.
12/31/98    $35.056    0.470     1.795    2.265   (0.862)  (3.043)   (3.905) $33.416    6.79%    0.42%  1.44%    76.27%  $917,796
12/31/97    $29.423    0.477     7.293    7.770     --     (2.137)   (2.137) $35.056   28.15%    0.42%  1.57%    73.74%  $872,822
12/31/96    $27.383    0.548     3.867    4.415   (0.548)  (1.827)   (2.375) $29.423   16.51%    0.44%  2.00%    88.17%  $648,592
12/31/95    $22.164    0.616     6.131    6.747   (0.616)  (0.912)   (1.528) $27.383   31.86%    0.45%  2.39%    90.12%  $505,755
12/31/94    $24.478    0.565    (0.942)  (0.377)  (0.565)  (1.372)   (1.937) $22.164   (1.00%)   0.48%  2.49%    74.63%  $318,417

(1) The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on January 3, 1994 through December 31, 1994. Accordingly, the total return, ratios, and portfolio turnover have NOT been calculated on an annualized basis.

(2) Per share information for the Capital Appreciation, Equity-Income, Global Asset Allocation, and International funds for the year ended December 31, 1998 was based on the average shares outstanding method.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

Lincoln Life performs the dividend and transfer functions for each fund.

PREPARING FOR YEAR 2000

Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce

GPD-6
erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. The updating of fund-related computer systems is the responsibility of Lincoln Life as part of its own year 2000 updating process. Delaware Service Company Inc. (Delaware), which provides substantially all of the accounting and valuation services for the funds, is responsible for updating all its computer systems (including those which serve the funds) to accommodate the year 2000. If Y2K problems with computer programs affecting the funds are left unchecked they can cause such problems as share transfer errors; accounting errors; improper instructions to the securities custodian of a fund; and erroneous net asset values. In a worst-case scenario, this could result in a material disruption of the operations of the funds, Lincoln Life and/or Delaware.

However, these companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the funds. Delaware for its part is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

- awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

- assessment and high-level planning and strategy

- remediation of affected systems and equipment; and

- testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems (including those which support the funds) remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999, additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, INVESTIGATING THE IMPACT OF THE YEAR 2000 TECHNOLOGY PROBLEM, S. Prt 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

                                                                           GPD-7

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-8

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 1999, into its Prospectus. Each fund will provide a free copy of its SAI on request.

You can find still further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-6009, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:        33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                      2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:     33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:            33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:  33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:         2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:            33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                   2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:              2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:         33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:     2-80731;   811-3291

                                                                           GPD-9